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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 27, 2006

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

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
            0-20539                                      16-6036816
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     (Commission File Number)                  (IRS Employer Identification No.)


 590 WillowBrook Office Park, Fairport, New York                      14450
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     (Address of Principal Executive Offices)                      (Zip Code)

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                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                            Section 8 - Other Events

Item 8.01.        Other Events.

Transfer of Listing.

Pro-Fac Cooperative, Inc.'s application to transfer the listing of its Class A cumulative preferred stock from the Nasdaq National Market system (Nasdaq:
PFACP) to The Nasdaq Capital Market was approved on June 27, 2006. The Cooperative's Class A cumulative preferred stock will begin trading on The Nasdaq Capital Market on June 29, 2006. The Cooperative's symbol will remain:
PFACP.

Although the Cooperative does not have a class of common equity listed on a national securities exchange, its Class A cumulative preferred stock is currently listed on the Nasdaq National Market system. However, as the Cooperative indicated in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2006, the Cooperative received a letter, dated June 5, 2006, from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") advising that the market value of the Cooperative's Class A cumulative preferred stock did not comply with the minimum $50 million market value of listed securities requirement for continued listing on the Nasdaq National Market set forth in Nasdaq Marketplace Rule 4450(b)(1)(A) and, that if the Cooperative did not demonstrate compliance with Marketplace Rule 4450(b)(1)(A) by July 5, 2006, the Cooperative would no longer qualify for continued listing on the Nasdaq National Market. In that letter, Nasdaq also advised the Cooperative that it may apply to transfer the listing of its Class A cumulative preferred stock to The Nasdaq Capital Market.

As the Cooperative previously indicated it would, the Cooperative submitted an application to transfer the listing of its Class A cumulative preferred stock to The Nasdaq Capital Market.

Reference is hereby made to the press release of the Cooperative, dated June 28, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits:

    99.1 Press Release issued by Pro-Fac Cooperative, Inc., dated June 28, 2006.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRO-FAC COOPERATIVE, INC.

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June 28, 2006                                By: /s/ Stephen R. Wright
                                                 ------------------------------
                                                 Stephen R. Wright, Chief
                                                 Executive Officer, Chief
                                                 Financial Officer, General
                                                 Manager and Secretary
                                                 (Principal Executive Officer
                                                 and Principal Financial
                                                 Officer)

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